Exhibit 10.33

ELEVENTH AMENDMENT TO
REVOLVING LOAN AGREEMENT

THIS ELEVENTH AMENDMENT TO REVOLVING LOAN AGREEMENT (this “Amendment”), dated as of the 5th day of June, 2006, is made by and between KMG-BERNUTH, INC., a Delaware corporation (the “Borrower”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (successor by merger to SouthTrust Bank, the successor by conversion to SouthTrust Bank, National Association, and formerly known as SouthTrust Bank of Alabama, National Association) (the “Bank”).  Except as otherwise herein specifically provided, all capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement As Amended (as hereinafter defined).

W I T N E S S E T H :

WHEREAS, the Borrower and the Bank entered into a Revolving Loan Agreement dated August 1, 1996 (the “Loan Agreement”); and

WHEREAS, pursuant to that certain First Amendment to Revolving Loan Agreement dated effective as of December 31, 1996 (the “First Amendment”), the Bank and Borrower amended the Loan Agreement to extend the Revolving Loan Termination Date until November 30, 1998; and

WHEREAS, pursuant to that certain Second Amendment to Revolving Loan Agreement dated effective as of September 1, 1997 (the “Second Amendment”), the Bank and Borrower further amended the Loan Agreement to extend the Revolving Loan Termination Date until January 15, 1999; and

WHEREAS, pursuant to that certain Third Amendment to Revolving Loan Agreement dated effective as of December 31, 1997 (the “Third Amendment”), the Bank and Borrower further amended the Loan Agreement to, among other things, extend the Revolving Loan Termination Date until January 15, 2000, and to acknowledge the Bank’s release of the Guaranty; and

WHEREAS, pursuant to that certain Fourth Amendment to Revolving Loan Agreement dated effective as of June 26, 1998 (the “Fourth Amendment”), the Bank and Borrower further amended the Loan Agreement in order to amend certain financial covenants contained in the Loan Agreement; and

WHEREAS, pursuant to that certain Fifth Amendment to Revolving Loan Agreement dated effective as of January 15, 1999 (the “Fifth Amendment”), the Bank and Borrower further amended the Loan Agreement to extend the Revolving Loan Termination Date until January 31, 2001, and to reduce the amount of the Loan Fee payable by Borrower to Bank; and

WHEREAS, pursuant to that certain Sixth Amendment to Revolving Loan Agreement dated effective as of January 31, 2000 (the “Sixth Amendment”), the Bank and Borrower further amended the Loan Agreement to extend the Revolving Loan Termination Date until January 31, 2003; and

WHEREAS, pursuant to that certain Seventh Amendment to Revolving Loan Agreement dated effective as of January 31, 2001 (the “Seventh Amendment”), the Bank and Borrower further amended the Loan Agreement to increase the amount of the Revolving Loan Commitment from $2,500,000.00 to $3,500,000.00 and to extend the Revolving Loan Termination Date until January 31, 2004; and

WHEREAS, pursuant to that certain Eighth Amendment to Revolving Loan Agreement dated effective as of July 31, 2002 (the “Eighth Amendment”), the Bank and Borrower further amended the Loan Agreement to extend the Revolving Loan Termination Date until January 31, 2005; and

WHEREAS, pursuant to that certain Ninth Amendment to Revolving Loan Agreement dated effective as of December 14, 2004 (the “Ninth Amendment”) the Bank and Borrower further amended the Loan Agreement to increase the amount of the Revolving Loan Commitment from $3,500,000.00 to $5,000,000.00 and to extend the Revolving Loan Termination Date until December 31, 2007; and

WHEREAS, pursuant to that certain Tenth Amendment to Revolving Loan Agreement dated effective as of June 7, 2005 (the “Tenth Amendment”), the Bank and Borrower further amended the Loan Agreement to amend certain of the financial covenants (the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, and the Tenth Amendment being hereinafter referred to as the “Loan Agreement As Amended”); and

WHEREAS, the Borrower desires, and the Bank has agreed, to further modify the Loan Agreement As Amended in order to amend certain covenants of Borrower, all as more specifically hereinafter set forth.

NOW, THEREFORE, the Borrower and the Bank hereby modify the Loan Agreement As Amended as follows:

1.                                       Section 6.2(M) of the Loan Agreement as Amended is hereby deleted in its entirety.

2.                                       Borrower represents and warrants to the Bank that as of the date hereof:  (a) all representations and warranties given by the Borrower in Article V of the Loan Agreement As Amended are true and correct, except to the extent affected by this Amendment; and (b) the Borrower is in full compliance with all of the covenants of the Borrower contained in Article VI of the Loan Agreement As Amended, except to the extent affected by this Amendment.  The Borrower further represents that the Borrower has full power and authority to enter into this Amendment and to consummate the transactions contemplated hereby, and the Borrower agrees to pay directly, or reimburse the Bank for, all reasonable expenses, including the reasonable fees and expenses of legal counsel, incurred in connection with the preparation of the documentation to evidence this Amendment and any other documents executed in connection herewith or in furtherance hereof.

3.                                       Except as may be modified or waived by the Bank, in its sole discretion, the effectiveness of this Amendment shall be subject to full and complete satisfaction of the following conditions:

(a)                                  Payment of Fees and Expenses.  Bank shall have received from Borrower payment of any Loan Fee and any and all other fees and expenses required by the Loan Agreement As Amended, as further amended by this Amendment, and any of the other Loan Documents then due.

(b)                                 Additional Documentation.  The Bank shall have received such additional documentation as may be requested by the Bank, or its counsel, to satisfy the Bank that this Amendment and each of the documents to be delivered pursuant hereto or in connection herewith have been duly authorized, executed and delivered on behalf of the Borrower and constitute the valid and binding obligations of the Borrower.

4.                                       The parties hereby agree that (a) except as herein expressly modified or as may be modified or amended by any document executed concurrently herewith, all of the terms, conditions, obligations and provisions of the Loan Agreement As Amended and each of the other Loan Documents shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects, except that, to the extent that there shall be any conflict between the terms of this Amendment and any of the terms of any of the other Loan Documents not modified or amended concurrently herewith, the terms and provisions of this Amendment shall govern and each of such other Loan Documents are deemed automatically amended and modified without any further action upon the execution and delivery of this Amendment; and (b) on and after the effective date of this Amendment, each reference in the Loan Agreement As Amended to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Loan Agreement, and each reference to the “Agreement”, the “Loan Agreement”, the “Revolving Loan Agreement”, “thereunder”, “thereof”, “therein”, or words of like import intending to refer to the Loan Agreement in the Revolving Note or any of the other Loan Documents shall mean and be a reference to the Loan Agreement As Amended, as hereby and hereafter further amended.

SIGNATURES FOLLOW ON NEXT PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

WITNESSES:		WACHOVIA BANK, NATIONAL ASSOCIATION

/s/ John Leatherwood, Jr.		By:	/s/ Alan T. Drennen, III

Print Name:	John Leatherwood, Jr.	Print Name:	Alan T. Drennen, III

		Its:	Senior Vice President

KMG-BERNUTH, INC.

/s/ Amy Carpenter		By:	/s/ John V. Sobchak

Print Name:	Amy Carpenter	Print Name:	John V. Sobchak

		Its:	Chief Financial Officer